UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-10786

Date of Report (date of earliest event reported):  November 2, 2011

AEGION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	45-3117900
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

17988 Edison Avenue
Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

(636) 530-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 7.01 Regulation FD Disclosure

Beginning on November 2, 2011, representatives of Aegion Corporation (the “Company”) will be making presentations to various investors from time to time accompanied by a slide presentation.  A copy of the slide presentation is attached hereto as Exhibit 99.1.

The Company is furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Investor Slide Presentation dated November 2011.

*           *           *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGION CORPORATION

Date: November 2, 2011	By:	/s/ David F. Morris
David F. Morris
Senior Vice President, General Counsel and Chief Administrative Officer

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit	Description

99.1	Investor Slide Presentation dated November 2011.